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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         Each of the undersigned hereby appoints John M. Siebert, Ph.D. and David A. Feste, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

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Signature                                                     Title                                  Date
---------                                                     -----                                  ----


           /s/ John M. Siebert                   President, Chief Executive Officer
        -------------------------------          (Principal Executive Officer) and Director      May 11, 2001
            John M. Siebert, Ph.D.


              /s/ David A. Feste                 Chief Financial Officer (Principal
        -------------------------------          Financial and Accounting Officer) and
                David A. Feste                   Secretary                                       May 11, 2001



            /s/ Terrence W. Glarner              Director
          ---------------------------
              Terrence W. Glarner                                                                May 11, 2001


             /s/ Steven B. Ratoff                Director
        -------------------------------
               Steven B. Ratoff                                                                  May 11, 2001


            /s/ Joseph R. Robinson               Director
         -----------------------------
              Joseph R. Robinson                                                                 May 11, 2001

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